INVENTORY	12 Months Ended
Dec. 31, 2017
Inventory Disclosure [Abstract]
INVENTORY
NOTE 5 -	INVENTORY

Inventory is composed of the following:

	December 31,
	2017	2016

Raw materials and components	$9,428	$10,715
Work in progress	21,875	21,618
Spare parts	6,584	5,743
Finished goods	743	1,193

Total inventory (*)	$38,630	$39,269

(*) The total amount of Rotables included in the company inventory for the years ended December 31, 2017 and 2016 were $8,615 and $8,345, respectively.

Slow inventory expenses amounted to $964, $1,138 and $440 for the years ended December 31, 2017, 2016 and 2015, respectively.

The company maintains a wide range of exchangeable units and other spare parts related to its products and services in various locations. Due to the long lead time of its suppliers and manufacturing cycles, the company needs to forecast demand and commit significant resources towards these inventories. As such, the company is subject to significant risks including excess inventory no longer relevant.